NATIONWIDE MUTUAL FUNDS
Nationwide Bond Index Fund
Nationwide International Index Fund
Nationwide Mid Cap Market Index Fund
Nationwide S&P 500 Index Fund
Nationwide Small Cap Index Fund

Prospectus Supplement dated May 1, 2009
to the Prospectus dated March 2, 2009

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the paragraphs under the section entitled “Portfolio Management - Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide S&P 500 Index Fund and Nationwide Small Cap Index Fund” on page 27 have been restated in their entirety as follows:

Each Fund is manag.ed by Debra L. Jelilian who is a member of BlackRock’s Quantitative Index Management Team. Ms. Jelilian is responsible for the day-today management of each Fund’s portfolio and the selection of each Fund’s investments.

Ms. Jelilian is a Managing Director of BlackRock, which she joined in 2006. Prior to joining BlackRock, Ms. Jelilian was a Director of Merrill Lynch Investment Managers, from 1999 to 2006, and has been a member of the Funds’ management team since 2000. Ms. Jelilian has 14 years experience in investing and in managing index investments.

PLEASE RETAIN THIS SUPPLEMENT WITH THE FUNDS’ PROSPECTUS FOR FUTURE REFERENCE.